SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 02549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

PRE-EFFECTIVE AMENDMENT NO. ☐

POST-EFFECTIVE AMENDMENT NO. ☐

PEAR TREE FUNDS

(Exact Name of Registrant as Specified in Charter)

55 Old Bedford Road, Suite 202

Lincoln, Massachusetts 01773

(Address of Principal Executive Offices)

(781) 259-1144

(Registrant's Telephone Number)

Willard L. Umphrey

President

PEAR TREE ADVISORS, INC.

55 Old Bedford Road, Suite 202

Lincoln, Massachusetts 01773

(Name and Address of Agent for Service)

Copy to:

John Hunt, Esquire

SULLIVAN & WORCESTER, LLP

One Post Office Square

Boston, Massachusetts 02109

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

No filing fee is required because the Registrant has previously registered an indefinite number of shares under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940.

Title of Securities Being Registered: Ordinary, Institutional, and Class R6 Shares, no par value per share, of Pear Tree PanAgora Emerging Markets Fund, a separate series of the Registrant.

It is proposed that this filing become effective on 30 days after filing date pursuant to Rule 488 under the Securities Act of 1933, as amended.

Page | 1	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

Pear Tree PanAgora RISK PARITY emerging Markets FUND

55 Old Bedford Road, Suite 202

Lincoln, Massachusetts 01773

April __, 2018

Dear Shareholder:

The Trustees of Pear Tree Funds (the “Trust”), after careful consideration, have approved the reorganization (the “Reorganization”) of Pear Tree PanAgora Risk Parity Emerging Markets Fund (“Risk Parity Fund”), a series of the Trust, into Pear Tree PanAgora Emerging Markets Fund (“Emerging Markets Fund,” and together with Risk Parity Fund, each a “Fund” and collectively the “Funds”), also a series of the Trust. As a result of the Reorganization, shareholders of Risk Parity Fund will become shareholders of Emerging Markets Fund.

In approving the Reorganization, the Trustees considered, among other things, the long-term prospects of Risk Party Fund as a separate series of the Trust, the similarities between the Funds’ investment objectives, principal investment strategies and risks, the fact that the Funds have the same investment manager and sub-adviser and the same portfolio managers, the continuity of shareholder servicing for Risk Parity Fund shareholders who will become Emerging Markets Fund shareholders, the anticipated tax-free nature of the Reorganization, and the costs of the Reorganization. The Trustees also took into account the generally better performance of Emerging Markets Fund as compared to the performance of Risk Parity Fund over all time periods.

To effect the Reorganization, on or about _________, 2018 (the “Closing Date”), Risk Parity Fund will transfer its assets to Emerging Markets Fund. In connection with the Reorganization, you will receive Ordinary or Institutional Shares of Emerging Markets Fund equal in aggregate net asset value to the aggregate net asset value of your Ordinary or Institutional Shares of Risk Parity Fund, respectively. Although both Funds are authorized to issue Class R6 Shares, neither Fund has done so or is expected to do so by the Closing Date.

The enclosed Combined Prospectus/Information Statement describes the Reorganization in greater detail and contains important information about Emerging Markets Fund. NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE REORGANIZATION. If you remain a Risk Parity Fund shareholder as of the Closing Date, you will automatically receive shares of Emerging Markets Fund in exchange for your shares of Risk Parity Fund as of the Closing Date.

If you have any questions, please contact us at (800) 326-2151.

Sincerely,

Willard L. Umphrey

President of Pear Tree Funds

Page | 2	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

COMBINED PROSPECTUS/INFORMATION STATEMENT
RELATING TO THE ACQUISITION OF ASSETS OF

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND,
a series of Pear Tree Funds

BY AND IN EXCHANGE FOR
ORDINARY, INSTITUTIONAL, AND CLASS R6 SHARES OF

 PEAR TREE PANAGORA EMERGING MARKETS FUND,
a series of Pear Tree Funds

c/o Pear Tree Advisors, Inc.
55 Old Bedford Road, Suite 202
Lincoln, Massachusetts 01773
(800) 326-2151

April __, 2018

This Combined Prospectus/Information Statement is being furnished to shareholders of Pear Tree PanAgora Risk Parity Emerging Markets Fund (“Risk Parity Fund”), a series of Pear Tree Funds (the “Trust”), in connection with an Agreement and Plan of Reorganization (the “Plan of Reorganization”) that has been approved by the Trustees of the Trust. Under the Plan of Reorganization, shareholders of Ordinary and Institutional Shares of Risk Parity Fund will receive Ordinary and Institutional Shares of the Pear Tree PanAgora Emerging Markets Fund (“Emerging Markets Fund,” and together with Risk Parity Fund, each a “Fund” and collectively the “Funds”), also a series of the Trust, equivalent in aggregate net asset value to the aggregate net asset value of their shares, in their respective classes, of Risk Parity Fund, as of the closing date of the reorganization (the “Reorganization”). (Although both Funds are authorized to issue Class R6 Shares, neither Fund has done so or is expected to do so by that closing date.) Upon completion of the Reorganization, Risk Parity Fund will be terminated as a separate series of the Trust and Emerging Markets Fund will continue as the surviving fund. The Reorganization is expected to be consummated on or about _____ __, 2018. Failure of any of the conditions to closing as described herein could result in the Reorganization not being completed. If the Reorganization is not completed, it is expected that Risk Parity Fund and Emerging Markets Fund will continue to operate as separate series of the Trust.

The Trustees of the Trust believe, among other things, that the Reorganization is in the best interests of Risk Parity Fund and Emerging Markets Fund, and that the interests of the Funds’ shareholders will not be diluted as a result of the Reorganization. For federal income tax purposes, the Reorganization will be treated as a tax-free liquidation of Risk Parity Fund into Emerging Markets Fund for Emerging Markets Fund, and as a tax-free reorganization of Risk Parity Fund into Emerging Markets Fund for Risk Parity Fund shareholders other than Emerging Markets Fund.

The Funds have the same investment manager, investment sub-adviser and portfolio managers. The investment objectives of the Funds are identical: long-term growth of capital. The Funds also

Page | 3	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

have substantially similar principal investment strategies and risks. Each Fund invests at least 80 percent of its assets in emerging markets securities, and Emerging Markets Fund currently divides its net assets between two similar risk-parity investment strategies, one of which is identical to Risk Parity Fund’s investment strategy. The Funds also have certain fundamental investment policies, that is, investment restrictions that may not be changed without shareholder approval, that are similar. Emerging Markets Fund, however, has adopted other fundamental investment policies that Risk Parity Fund has not. Unlike Risk Parity Fund, Emerging Markets Fund has fundamental investment policies that generally limit (a) short positions, (b) investments in securities in which certain affiliates have an interest, (c) investments for the purpose of exercising control or management of the issuer, (d) the use of joint trading accounts, (e) investments in certain puts, calls and options, and (f) certain types of investments in oil, gas and mineral developments.

In anticipation of the Reorganization, the portfolio managers of Risk Parity Fund expect to dispose of approximately 50 percent of Risk Parity Fund’s current portfolio holdings to align the number of holdings in the portfolio more closely with Emerging Markets Fund’s strategy. For a discussion of the tax impact of these sales, please see “Key Information About the Reorganization—Federal Income Tax Consequences.”

This Combined Prospectus/Information Statement sets forth concisely the information about Emerging Markets Fund that shareholders of Risk Parity Fund should know before investing and should be read and retained by investors for future reference.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Combined Prospectus/Information Statement by reference:

•	Reorganization-Related Documents: The Statement of Additional Information relating to the Reorganization dated the same date as this Combined Prospectus/Information Statement (the “Merger SAI”); and

•	Emerging Markets Fund and Risk Parity Fund Documents: The Prospectus and Statement of Additional Information of Pear Tree Funds dated August 1, 2017, as supplemented (File Nos. 333-102055; 811-03790).

Copies of these documents are available without charge and can be obtained by writing to the Trust at 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773, or by calling toll free, (800) 326-2151.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the Securities and Exchange Commission (“SEC”). These reports, proxy materials and other information may be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E.,

Page | 4	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

Washington, D.C. 20549¬0102. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

Please note that investments in either Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that either Fund will achieve its investment objective.

AS WITH ALL OPEN-END MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THE DISCLOSURE IN THIS COMBINED PROSPECTUS/INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Combined Prospectus/Information Statement is expected to be sent to Risk Parity Fund shareholders on or about April __, 2018.

Shareholder approval already has been obtained from shareholders holding at least 90 percent of Risk Parity Fund’s outstanding shares. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

Page | 5	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

TABLE OF CONTENTS

A.	Overview	7
B.	Comparison Fee Table and Example; Portfolio Turnover	8
C.	Comparison of Performance	9
D.	Summary of Investment Objectives, Strategies and Risks	11
E.	Key Information About the Reorganization	21
	Summary of the Reorganization	21
	Description of the Shares to be Issued	22
	Reasons for the Reorganization	22
	Federal Income Tax Consequences	23
	Comparison of Shareholder Rights	25
	Comparison of Valuation Procedures	25
	Capitalization	26
	Investment Adviser	26
	Distribution	28
	Purchase and Redemption Procedures.	29
	Control Persons and Principal Holders of Securities	33
	Service Providers	33
	Financial Highlights	34
APPENDIX A		36

Page | 6	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

A.                Overview

At a meeting held on February 8, 2018, the Trustees of Pear Tree Funds (the “Trust”), including all of the trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved an Agreement and Plan of Reorganization dated February 8, 2018 (the “Plan of Reorganization”), a copy of which is attached to this Combined Prospectus/Information Statement as Appendix A. At that meeting, the Trustees also approved the Plan of Reorganization on behalf of Pear Tree PanAgora Emerging Markets Fund (“Emerging Markets Fund”), in its capacity as holder of over 90 percent of Pear Tree PanAgora Risk Parity Emerging Markets Fund (“Risk Parity Fund,” and together with Emerging Markets Fund, each a “Fund” and collectively the “Funds”) shares. The other Risk Parity Fund shareholders are not being asked to vote on or approve the Plan of Reorganization, and their vote or approval is not required to effect the transactions contemplated by the Plan of Reorganization as proposed (those transactions are collectively referred to as the “Reorganization”).

Under the Plan of Reorganization, subject to satisfaction of certain closing conditions described below (the “Closing Conditions”), Risk Parity Fund will transfer all of its assets and liabilities to Emerging Markets Fund in exchange for that number of Ordinary, Institutional, and Class R6 Shares of Emerging Markets Fund equivalent in aggregate net asset value to the aggregate net asset value of the Ordinary, Institutional, and Class R6 Shares of Risk Parity Fund outstanding immediately prior to the Closing Date (as described below).1 That transfer and exchange will be followed by a distribution of the Emerging Markets Fund shares to Risk Parity Fund Ordinary, Institutional, and Class R6 Shareholders so that each Risk Parity Fund shareholder will receive shares of Emerging Markets Fund equivalent to the value of Risk Parity Fund shares held by such shareholder as of the Valuation Time (as described below). Unless delayed for any reason, the Valuation Time is expected to occur as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on ______ __, 2018, and the Closing Date is expected to occur on the following business day, which is _____ __, 2018. Risk Parity Fund will then be liquidated and terminated as a separate series of the Trust and Emerging Markets Fund will continue as the surviving fund.

As set forth in the Plan of Reorganization, the Reorganization is subject to normal and customary closing conditions as described therein. Failure of any of the Closing Conditions may result in the Reorganization not being completed.

Risk Parity Fund shareholders will be responsible for the costs of the Reorganization. The aggregate amount of those costs is expected to be approximately $28,000, and such amount has been accrued as an expense of Risk Parity Fund since February 16, 2018.

__________________

1        As of the date hereof, neither Risk Parity Fund nor Emerging Markets Fund has issued any Class R6 Shares.

Page | 7	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

B.                 Comparison Fee Table and Example; Portfolio Turnover

Fee Table. The following table shows the comparative fees and expenses of the Funds as of March 31, 2017 (adjusted to account for changes in fee waiver agreements since that time). The table also reflects the pro forma combined fees for Emerging Markets Fund after giving effect to the Reorganization. Neither Fund currently imposes any shareholder fees (i.e., fees paid directly from your investment), such as, sales charges (loads), redemption fees, or exchange fees.

	Risk Parity Fund (Current)			Emerging Markets Fund (Current)			Emerging Markets Fund (Pro Forma Combined)
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Ordinary	Institutional	Class R6	Ordinary	Institutional	Class R6	Ordinary	Institutional	Class R6
Management fees	0.60%	0.60%	0.60%	1.00%[3]	1.00%	1.00%	1.00%	1.00%[3]	1.00%[3]
Distribution and/or service (12b-1) fees	0.25%	None	None	0.25%	None	None	0.25%	None	None
Other expenses	0.45%	0.43%	0.28%	0.41%	0.40%	0.25%	0.41%	0.40%	0.25%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%	0.56%[2]	0.56%[2]	0.56%[2]	0%	0%	0%
Total annual fund operating expenses	1.34%	1.07%	0.92%	2.22%	1.96%	1.81%	1.66%	1.40%	1.25%
Less: Fee waivers and/or expense reimbursements	None	(0.12)%[1]	None	(0.57)%	(0.69)%	(0.57)%	None	(0.12)% [1]	None
Total net annual fund operating expenses (after waivers/ reimbursements)	1.34%	0.95%	0.92%	1.65%	1.27%	1.24%	1.66%	1.28%	1.25%

1	Pear Tree Advisors, Inc. (the “Manager”), in its capacity as transfer agent to the Trust, has contractually agreed until July 31, 2018 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with the Trust such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of Risk Parity Fund’s net assets attributable to Institutional Shares. This fee waiver only may be terminated with the approval of the Trustees. The aggregate transfer agent fee with respect to Ordinary Shares remains unchanged.

2	Fees and expenses incurred indirectly by Emerging Markets Fund as a result of investment in shares of other investment funds, primarily Risk Parity Fund.

3	The Manager has contractually agreed until July 31, 2018 to waive such portion of the management fees that it would otherwise receive under its agreement with the Trust for serving as investment manager to Emerging Markets Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Emerging Markets Fund would be calculated using (a) an annual rate of 0.78 percent if Emerging Markets Fund’s net assets are up to $300 million, (b) an annual rate of 0.83 percent if Emerging Markets Fund’s net assets are between $300 million and $600 million, and (c) an annual rate of 0.88 percent if Emerging Markets Fund’s net assets are in excess of $600 million. This fee waiver only may be terminated with the approval of the Trustees.

In addition, the Manager has contractually agreed to waive its management fee with respect to that portion of Emerging Markets Fund’s net assets that are invested in Risk Parity Fund. This fee waiver shall be in effect for as long as Emerging Markets Fund invests in in Risk Parity Markets Fund, and it only may be terminated with the approval of the Trustees.

Page | 8	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

Expense Example. The following example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in each Fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5 percent return each year and that each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

		Redemption/No Redemption
Fund	Share Class	1 Year	3 Years	5 Years	10 Years
Risk Parity Fund	Ordinary	136	425	734	1,613
	Institutional	97	328	578	1,295
	Class R6	94	293	509	1,131
Emerging Markets Fund	Ordinary	168	639	1,138	2,510
	Institutional	129	548	993	2,230
	Class R6	126	514	927	2,081
Emerging Markets Fund Pro Forma Combine	Ordinary	169	523	902	1,965
	Institutional	118	394	691	1,535
	Class R6	127	397	686	1,511

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Risk Parity Fund	42%
Emerging Markets Fund	47%

C.                 Comparison of Performance

Risk Parity Fund. Annual total returns for the Ordinary Shares of Risk Parity Fund as of December 31, 2017 were as follows for each year shown (returns do not reflect sales charges and would be lower if they did):

[BAR CHART TO BE INCLUDED BY pre-effective AMENDMENT]

Page | 9	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

The table below shows the average annual total return of Risk Parity Fund as of December 31, 2017 compared with the performance of a broad-based market index.

	1 Year	5 Years	10 Years	Life of Funds Since 6/27/13
Ordinary Shares Return Before Taxes	21.49%	N/A	N/A	1.1%
Return After Taxes on Distributions	21.31%	N/A	N/A	1.00%
Return After Taxes on Distributions and Sale of Fund Shares	12.69%	N/A	N/A	0.98%
Institutional Shares Return Before Taxes	21.94%	N/A	N/A	1.45%
MSCI EM Index[1] (reflects no deduction for sales charges, account fees, expenses or taxes)	37.75%	N/A	N/A	8.12%

_____________________

1 MSCI Emerging Markets Index®

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Ordinary Shares. After-tax returns for Institutional Shares will vary. As of the date hereof, Risk Parity Fund had not offered or sold any Class R6 Shares.

Emerging Markets Fund. Annual total returns for the Ordinary Shares of Emerging Markets Fund as of December 31, 2017 were as follows for each year shown (returns do not reflect sales charges and would be lower if they did):

[BAR CHART TO BE INCLUDED BY pre-effective AMENDMENT]

Page | 10	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

The table below shows the average annual return of Emerging Markets Fund as of December 31, 2017 compared with the performance of a broad-based market index.

	1 Year	5 Years	10 Years
Ordinary Shares Return Before Taxes	26.26%	1.15%	(1.27)%
Return After Taxes on Distributions	26.05%	5.00%	(13.19)%
Return After Taxes on Distributions and Sale of Fund Shares	15.31%	5.17%	(7.63)%
Institutional Shares Return Before Taxes	26.68%	1.43%	(1.01)%
MSCI EM Index[1] (reflects no deduction for sales charges, account fees, expenses or taxes)	37.75%	4.73%	2.02%

_____________________

1 MSCI Emerging Markets Index

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Ordinary Shares. After-tax returns for Institutional Shares will vary. As of the date hereof, Risk Parity Fund had not offered or sold any Class R6 Shares.

Emerging Markets Fund and Risk Parity Fund each measures its performance against the MSCI Emerging Markets Index® (the “MSCI EM Index”). The MSCI EM Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 1, 2017, the countries represented in the MSCI EM Index were Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI EM Index is the registered trademark or service mark of MSCI Inc. or its subsidiaries.

Please remember that past performance (both before and after taxes) is no guarantee of the results the Funds may achieve in the future. Future returns may be higher or lower than the returns achieved in the past.

D.                Summary of Investment Objectives, Strategies and Risks

Investment Objectives. Risk Parity Fund has the same investment objective as that of Emerging Markets Fund: long-term growth of capital.

Principal Investment Strategies. Each Fund seeks to achieve its investment objective by using the principal investment strategies discussed below. Among other things, each Fund:

Page | 11	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

•	Seeks to achieve its investment objective by investing at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, including depository receipts, warrants and rights, of “emerging markets issuers;”

•	Defines an emerging market issuer as an issuer having a country classification assigned by MSCI from a country included in the MSCI EM Index;

•	Generally invests in at least eight countries and three or more broad geographic regions, such as Latin America, Asia or Europe;

•	May invest greater than 25 percent of its assets in a particular region;

•	May invest in companies of any capitalization; and

•	In addition to emerging markets securities, may invest in forward foreign currency exchange contracts.

Emerging Markets Fund. Emerging Markets Fund allocates its assets approximately equally between two risk-parity sub-strategies that are proprietary to Emerging Markets Fund’s investment sub-adviser: an alternative beta risk-parity sub-strategy and a smart beta risk-parity sub-strategy. A risk-parity strategy is an investment strategy that generally attempts to balance risks across specifically identified factors rather than rely on the securities’ market weights reflected in a benchmark. By using the two risk parity strategies, Emerging Markets Fund hopes to reduce the risk that market momentum would cause to a particular group of securities from becoming a disproportionately large percentage of Emerging Markets Fund’s portfolio, thus causing the risks associated with that group of securities from becoming disproportionately significant when compared to Emerging Markets Fund’s other risks. Concentrated risk exposure typically would increase Emerging Markets Fund’s susceptibility to a significant drop in its net asset value if the risk is realized. The alternative beta risk-parity sub-strategy attempts to balance risks from exposures to various countries, sectors, and issuers. The smart beta risk-parity sub-strategy attempts to balance risks by targeting factors, such as measures of the securities’ quality, value, and market momentum. Emerging Markets Fund currently invests in Risk Parity Fund to achieve its alternative beta risk-parity exposure. After the Reorganization, Emerging Markets Fund will invest directly in securities of emerging markets securities to achieve its alternative beta risk-parity exposure.

Risk Parity Fund. To manage Risk Parity Fund’s assets, its investment sub-adviser employs its proprietary, multi-factor risk parity strategy. The risk parity strategy employed to manage Risk Parity Fund’s assets follows a disciplined and systematic investment approach based on the philosophy of risk diversification. The strategy targets factors with proven long-term payoffs, such as value, quality, and momentum, using a proprietary portfolio construction methodology that seeks to avoid all unintended risk concentrations. The investment sub-adviser believes that the benefits of this strategy to Risk Parity Fund come from two distinct sources: efficient capture of the factor premia, and portfolio downside protection. Efficient capture of the

Page | 12	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

factor premia is a result of persistent intended factor exposure and avoidance of unintended factor exposure. Downside protection is the result of diversification across important risk dimensions.

Principal Investment Risks. Risk Parity Fund and Emerging Markets Fund are subject to substantially the same principal investment risks. A summary of the principal risks of investing in each Fund is set forth below. This summary is qualified in its entirety by the more extensive discussion of risk factors set forth in the Prospectus and Statement of Additional Information of the Funds, which are incorporated by reference. After the Reorganization, the combined Fund will have the same risks as Emerging Markets Fund currently has other than as described below.

Principal Risk Common to Both Funds. Risk Parity Fund and Emerging Markets Fund have the following identical principal investment risks:

Foreign Securities, including Emerging Markets Securities. Financial information concerning foreign issuers may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which either Fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both. Each Fund also may have a limited ability to protect its investment under foreign property and securities laws, and may have difficulty from time to time converting local currency into U.S. dollars. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates.

For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries. The events that lead to those greater risks include political instability, immature economic and financial institutions, local economies typically dependent on one or several natural resources, local property and securities laws that lack clarity or certainty, generally limited market liquidity, local ownership rules, currency exchange restrictions and restrictions on the repatriation of investment income and capital. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners.

Active Management Risk. The judgments of the Funds’ investment sub-adviser about the attractiveness, value, or potential appreciation of the Funds’ investments may prove to be incorrect. If the securities selected and strategies employed by a Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.

Large- and Mid-Capitalization Securities. Securities issued by large- and mid-capitalization companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Page | 13	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

Small- and Micro-Capitalization Securities. Investments in small- and micro -capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of a Fund may be more volatile than a fund that invests only in large- and mid-capitalization stocks.

Forward and Currency Contracts. Forward and currency contracts are subject to the risks inherent in most derivative contracts. In addition, they also may be subject to certain non-market based risks that are difficult to predict, such as governmental, trade, fiscal, monetary and exchange control programs and policies. Currency contracts also may be subject to national and international political and economic events. Under certain market conditions, a Fund could lose more than the amount it originally invested. Either Fund also may find that under certain market conditions, it may be difficult or impossible to liquidate a position.

Sector Risk. Either Fund may at any one time have significant investments in one or more specific industry sectors to the extent that the MSCI EM Index, each Fund’s benchmark, is concentrated in specific industry sectors. Neither Fund, however, has a policy to concentrate in any specific industry sector, and thus, it may not invest in the securities of an issuer if that investment would cause the Fund to invest more than 25 percent of its assets in any one industry. To the extent that a Fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

Principal Risks Applicable only to Risk Parity Fund. Risk Parity Fund has the following principal investment risks that are not principal investment risks of Emerging Markets Fund:

Market Risk. Risk Parity Fund’s strategy, while attempting to limit risks from sudden and substantial market corrections following market “bubbles,” is unlikely to benefit from market momentum preceding a correction. Risk Parity Fund also may underperform against its benchmark and broad market indices if certain types of securities it holds (e.g., growth stocks, value stocks, and international stocks) are then out of favor with investors.

Non-Diversification Risk. Risk Parity Fund is “non-diversified,” which means that it may from time to time invest a higher percentage of its assets in a smaller number of issuers. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Risk Parity Fund. It also may be considered more risky for Risk Parity Fund to hold large positions in a single issuer because of the possibility of exercising control over the issuer.

Principal Risks Applicable only to Emerging Markets Fund. Emerging Markets Fund has the following principal investment risks that are not a principal investment risks of Risk Parity Fund. After the Reorganization, “Investments in Another Mutual Fund” will not be a principal investment risk of Emerging Markets Fund.

Page | 14	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

Concentration in Certain Countries and Geographic Regions. Emerging Markets Fund from time to time may have assets concentrated in a specific geographic region and/or an individual country depending on the country weights of the MSCIE M Index, thus exposing Emerging Markets Fund to the specific risks of that region or country.

Investments in Another Mutual Fund. To the extent that Emerging Markets Fund invests in another mutual fund, its investment performance would be directly related to the investment performance of the other fund. Emerging Markets Fund also would bear its proportionate share of any management and other fees paid by the other mutual fund in addition to the investment management and other fees paid by Emerging Markets Fund. As a result, shareholders of Emerging Markets Fund would be subject to some duplication of fees.

Growth and Value Stock Investing. Different investment styles periodically come into and fall out of favor with investors, depending on market conditions and investor sentiment. As Emerging Markets Fund holds stocks with both growth and value characteristics, from time to time it could underperform stock funds that take a strictly growth or value approach to investing. Growth stocks generally are more volatile than the overall stock market and can have sharp price declines as a result of earnings disappointments. Value stocks generally carry the risk that the market may not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Other Principal Investment Strategies (and Risks) Common to Both Funds. The following principal investment strategies are common to both Funds:

Securities Lending. To earn additional income, each Fund may lend its securities to brokers, dealers and other institutional investors in an amount not to exceed one-third of the value of its total assets via a securities lending program through a securities lending agent. When a Fund lends its securities, it typically receives back collateral in the form of cash or high quality securities. Cash collateral typically is invested by the Trust in a money market fund, with the Fund splitting the income received from the money market fund with a securities lending agent. Collateral in the form of securities typically is held by that Fund’s custodian, and that Fund receives a premium for loaning its securities. That premium also is split with the securities lending agent. That Fund returns the collateral when its lent securities are returned, or, in the event the lent securities are not returned, the collateral is retained or sold by that Fund to compensate it for its loss. Should a borrower of securities fail financially, the lending Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, the Fund that accepts cash collateral also will bear the risk of any decline in value of securities acquired with cash collateral, including shares of money market funds that intend to maintain a stable share price.

Derivatives. Emerging Markets Fund may invest in derivatives for cash-equitization purposes (such as to manage temporary cash positions). Risk Parity Fund may invest in derivatives in order to attempt to mitigate the adverse effects of foreign currency fluctuations. Otherwise,

Page | 15	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

each Fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty, and may be subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also allow them to leverage their portfolios, and thus, could lose more than the principal amount it invested in those derivatives.

Cash Management. From time to time, each Fund will hold some of its assets as cash and/or cash equivalent financial instruments. Any cash or cash equivalent position held by the Fund typically is as a result of un-invested proceeds of a prior investment, un-invested cash received from new subscriptions, or un-invested cash being held to meet anticipated redemptions. Cash equivalent financial instruments include repurchase agreements and interests in money market funds and other investment funds intended for short-term liquid investments. Except when the Fund employs a temporary defensive position or anticipates significant fund redemptions, it is not the policy of the Fund to maintain a significant portion of its assets as cash or cash equivalent financial instruments.

Temporary Defensive Positions. From time to time, each Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When taking a defensive position, the Fund may not achieve its investment objective.

Disclosure of Portfolio Holdings. A description of each Funds’ policies and procedures with respect to the disclosure of the portfolio securities is available in the statement of additional information for the Funds, which is incorporated by reference.

Investment Restrictions and Limitations. The Funds have similar fundamental investment restrictions. Set forth below is a summary of these restrictions. After the Reorganization, the combined Fund will follow the investment restrictions of Emerging Markets Fund currently follows. Fundamental investment restrictions only may be changed by shareholder vote.

Risk Parity Fund. Risk Parity Fund has adopted the following fundamental investment restrictions:

(1)       Risk Parity Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2)       Risk Parity Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Page | 16	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

(3)       Risk Parity Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4)       Risk Parity Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5)       Risk Parity Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6)       Risk Parity Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7)       Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, Risk Parity Fund may not make any investment if, as a result, Risk Parity Fund’s investments will be concentrated in any one industry.

* * *

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits Risk Parity Fund to borrow money in amounts of up to one-third of Risk Parity Fund’s total assets from banks for any purpose, and to borrow up to 5 percent of Risk Parity Fund’s total assets from banks or other lenders for temporary purposes. (Total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires Risk Parity Fund to maintain at all times an “asset coverage” of at least 300 percent of the amount of its borrowings. Asset coverage means the ratio that the value of Risk Parity Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus, subject to the 1940 Act restrictions. The policy in (1) above will be interpreted to permit Risk Parity Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

* * *

Page | 17	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit Risk Parity Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits Risk Parity Fund to have underwriting commitments of up to 25 percent of its assets under certain circumstances. Those circumstances currently are that the amount of Risk Parity Fund’s underwriting commitments, when added to the value of Risk Parity Fund’s investments in issuers where Risk Parity Fund owns more than 10 percent of the outstanding voting securities of those issuers, cannot exceed the 25 percent cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”). Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the Securities Act provisions described above would cause Risk Parity Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent Risk Parity Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether Risk Parity Fund may be considered to be an underwriter under the Securities Act.

* * *

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit Risk Parity Fund from making loans. SEC staff interpretations, however, currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. The policy in (3) above will be interpreted not to prevent Risk Parity Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

* * *

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Risk Parity Fund obligations that have a priority over Risk Parity Fund’s shares with respect to the payment of dividends or the distribution of Risk Parity Fund assets. The 1940 Act prohibits Risk Parity Fund from issuing senior securities except that Risk Parity Fund may borrow money in amounts of up to one-third of Risk Parity Fund’s total assets from banks for any purpose. Risk Parity Fund may also borrow up to 5 percent of Risk Parity Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Page | 18	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

* * *

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit Risk Parity Fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. The policy in (5) above will be interpreted not to prevent Risk Parity Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

* * *

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit Risk Parity Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). There may also be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

* * *

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. An investment of 25 percent or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. The policy in (7) above will be interpreted to refer to “concentration” as that term may be interpreted by from time to time. In addition, the term “industry” will be interpreted to include related groups of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. Except as disclosed in Risk Parity Fund’s Prospectus, there also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to Risk Parity Fund as to how to classify issuers within or among industries or groups of industries. In applying the concentration policy to either Fund, the Manager, the investment manager of such Fund, and/or investment sub-adviser to such fund will consider the concentration of investments in collective investment funds whose shares are held by the fund, provided that the collective investment funds are part of the same “group of investment companies” as the fund, as such term is defined in Section 12(d)(1)(G)(ii) of the 1940 Act.

* * *

Risk Parity Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect

Page | 19	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Emerging Markets Fund. Emerging Markets Fund has adopted the following fundamental investment restrictions. Emerging Markets Fund may not:

(1)       Make short sales of securities or maintain a short position unless at all times when a short position is open Emerging Markets Fund owns an equal amount of such securities or securities convertible into, or exchangeable without payment of any further consideration for, securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10 percent of Emerging Markets Fund’s net assets (taken at current value) is held as collateral for such sales at any one time. Such sales of securities subject to outstanding options would not be made. Emerging Markets Fund may maintain short positions in a stock index by selling futures contracts on that index;

(2)       Issue senior securities, borrow money or pledge its assets except that Emerging Markets Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10 percent (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. Emerging Markets Fund will not purchase any additional portfolio securities so long as its borrowings amount to more than 5 percent of its total assets;

(3)       Purchase or retain securities of any company if, to the knowledge of Emerging Markets Fund, officers and Trustees of the Trust or of the Manager or of [PanAgora Asset Management, Inc. (the “Sub-Adviser”), the investment sub-adviser of Emerging Markets Fund,] who individually own more than 1/2 of 1 percent of the securities of that company together own beneficially more than 5 percent of such securities;

(4)       Buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

(5)       Act as underwriter except to the extent that, in connection with the disposition of Fund securities, it may be deemed to be an underwriter under certain provisions of the federal securities laws;

(6)       Make investments for the purpose of exercising control or management;

(7)       Participate on a joint or joint and several basis in any trading account in securities;

(8)       Write, purchase, or sell puts, calls or combinations thereof, except that Emerging Markets Fund may (i) write covered call options with respect to all of its portfolio securities; (ii) purchase put options and call options on widely recognized securities indices, common stock of

Page | 20	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

individual companies or baskets of individual companies in a particular industry or sector; (iii) purchase and write call options on stock index futures and on stock indices; (iv) sell and purchase such options to terminate existing positions;

(9)       Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies that invest in or sponsor such programs;

(10)       Make loans, except (i) through the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions, (ii) through repurchase agreements and loans of portfolio securities (limited to 30 percent of the value of Emerging Markets Fund’s total assets). The purchase of a portion of an issue of such securities distributed publicly, whether or not such purchase is made on the original issuance, is not considered the making of a loan;

(11)       Invest more than 25 percent of the value of its total assets in any one industry; or

(12)       Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund’s investment policies.

E.                 Key Information About the Reorganization

The following is a summary of key information concerning the proposed Reorganization. Please also refer to the Plan of Reorganization, which is attached to this Combined Prospectus/Information Statement as Appendix A and which includes more detailed information about the Reorganization. The following summary is qualified in its entirety by reference to Appendix A.

Summary of the Reorganization. On February 8, 2018, the Trustees of the Trust, on behalf of Risk Parity Fund and Emerging Markets Fund, approved the Plan of Reorganization. At that meeting, the Trustees also approved the Plan of Reorganization on behalf of Emerging Markets Fund, in its capacity as holder of over 90 percent of Risk Parity Fund shares. The other Risk Parity Fund shareholders are not being asked to vote on or approve the Plan of Reorganization, and their vote or approval is not required to effect the Reorganization.

The Plan of Reorganization contemplates the transfer to Emerging Markets Fund of all of the assets and liabilities of Risk Parity Fund solely in exchange for shares of beneficial interest of Emerging Markets Fund. Following the transfer, Ordinary, Institutional, and Class R6 Shares of Emerging Markets Fund will be distributed to Ordinary, Institutional, and Class R6 Shareholders of Risk Parity Fund in liquidation of Risk Parity Fund, and Risk Parity Fund will subsequently be terminated as a series of the Trust. As a result of the Reorganization, each shareholder of Risk

Page | 21	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

Parity Fund will receive full and fractional Ordinary, Institutional, and Class R6 Shares of Emerging Markets Fund equal in aggregate net asset value at the time of the Reorganization to the aggregate net asset value of such shareholder’s Ordinary, Institutional, and Class R6 Shares of Risk Parity Fund immediately prior to the Reorganization. (Although both Funds are authorized to issue Class R6 Shares, neither Fund has done so or is expected to do so by the Closing Date.)

The Trustees have determined, among other things, that the interests of existing Emerging Markets Fund and Risk Parity Fund shareholders will not be diluted as a result of the transactions contemplated by the Reorganization. For the reasons set forth below under “Reasons for the Reorganization,” the Trustees (including the independent trustees), on behalf of the Funds, have concluded that the Reorganization would be in the best interest of the Funds and their respective shareholders.

Description of the Shares to be Issued. Full and fractional Ordinary and Institutional Shares of Emerging Markets Fund will be issued to shareholders of Risk Parity Fund, in accordance with the procedures under the Plan of Reorganization as described above. The Declaration of Trust of the Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of each series within the Trust with no par value per share. Like Risk Parity Fund, Emerging Markets Fund is a series of the Trust that, as of the Closing Date, will consist of Ordinary and Institutional Shares. (Each of Risk Parity Fund and Emerging Markets Fund also are authorized to issue Class R6 Shares, however, neither has issued any Class R6 Shares or is expected to do so by the Closing Date.)

There are no differences between the Ordinary and Institutional Shares of Risk Parity Fund, respectively, and the Ordinary and Institutional Shares of Emerging Markets Fund, respectively. Each share of beneficial interest of each series of shares has one vote and shares equally in dividends and distributions when and if declared by a series and in the series’ net assets upon liquidation. All shares, when issued, are fully paid and non-assessable. The shares do not entitle the holder thereof to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series of shares. Shares do not have cumulative voting rights and, as such, holders of at least 50 percent of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The Trustees may classify or reclassify any unissued shares of either Fund into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications of such shares. Any such classification or reclassification will comply with the provisions of applicable securities laws. Shareholders of each series vote as a series to change, among other things, a fundamental policy of each such series and to approve the series’ investment management contracts and distribution plans pursuant to Rule 12b-1 of the 1940 Act. Like Risk Parity Fund, Emerging Markets Fund is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote.

Reasons for the Reorganization. In approving the Reorganization, the Trustees considered, among other things, the long-term prospects of Risk Party Fund as a separate series of the Trust, the

Page | 22	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

similarities between the Funds’ investment objectives, principal investment strategies and risks, the fact that the Funds have the same investment sub-adviser and portfolio managers, the continuity of shareholder servicing for Risk Parity Fund shareholders who will become Emerging Markets Fund shareholders, the anticipated tax-free nature of the Reorganization, and the costs of the Reorganization, which will be borne by Risk Parity Fund. The Trustees also took into account the generally better performance of Emerging Markets Fund as compared to Risk Parity Fund over all time periods.

Federal Income Tax Consequences. Each Fund has qualified, in each taxable year since it was organized, and intends to qualify, as of the Closing Date, as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, each of the Funds has been, and expects to continue to be, relieved of all or substantially all federal income taxes. The exchange of all of the assets of Risk Parity Fund for shares of Emerging Markets Fund and the assumption by Emerging Markets Fund of the liabilities of Risk Parity Fund, and the liquidation of Risk Parity Fund, are intended to qualify for federal income tax purposes as (a) a tax-free liquidation under section 332 of the Code as to Emerging Markets Fund in its capacity as a shareholder of Risk Parity Fund, and (b) a tax-free reorganization under section 368(a)(1)(C) of the Code as to all other shareholders of Risk Parity Fund. However, any dividend paid by Risk Parity Fund prior to the Reorganization may result in taxable income to Risk Parity Fund shareholders.

As a condition to the closing of the transaction, the Funds will each receive an opinion of Sullivan & Worcester LLP to the effect that, based on certain assumptions and on the existing provisions of the Code, treasury regulations issued thereunder, current revenue rulings, revenue procedures and court decisions, for federal income tax purposes:

(a)               The transfer of all of the assets and liabilities of Risk Parity Fund to Emerging Markets Fund in exchange for shares of Emerging Markets Fund and the distribution to shareholders of Risk Parity Fund of shares of Emerging Markets Fund, as described in the Plan of Reorganization, will constitute a tax-free “reorganization” within the meaning of section 368(a)(1)(C) of the Code as to shareholders of Risk Parity Fund other than Emerging Markets Fund and a liquidation of Risk Parity Fund into Emerging Markets Fund within the meaning of section 332 of the Code as to Emerging Markets Fund, and Risk Parity Fund and Emerging Markets Fund each will be considered “a party to a reorganization” within the meaning of section 368(b) of the Code;

(b)               No gain or loss will be recognized by Risk Parity Fund upon (i) the transfer of its assets and liabilities to Emerging Markets Fund in exchange for the issuance of shares of Emerging Markets Fund to Risk Parity Fund and the assumption by Emerging Markets Fund of Risk Parity Fund’s liabilities, if any, and (ii) the distribution by Risk Parity Fund to its shareholders of shares of Emerging Markets Fund received as a result of the Reorganization;

(c)               No gain or loss will be recognized by Emerging Markets Fund upon its receipt of the assets and liabilities of Risk Parity Fund in exchange for the issuance of shares of Emerging

Page | 23	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

Markets Fund to Risk Parity Fund and the assumption by Emerging Markets Fund of Risk Parity Fund’s liabilities, if any;

(d)               The tax basis of Emerging Markets Fund shares received by a shareholder of Risk Parity Fund other than Emerging Markets Fund in the aggregate will be the same as the aggregate tax basis of the shareholder’s Risk Parity Fund shares immediately prior to the Valuation Time;

(e)               The tax basis of Emerging Markets Fund in the assets and liabilities of Risk Parity Fund received pursuant to the Reorganization will be the same as the tax basis of the assets and liabilities in the hands of Risk Parity Fund immediately before the Valuation Time;

(f)                The tax holding period for the shares of Emerging Markets Fund issued in connection with the Reorganization will be determined by including the period for which the shareholder held shares of Risk Parity Fund exchanged therefor, provided that the shareholder held such shares of Risk Parity Fund as capital assets;

(g)               The tax holding period for Emerging Markets Fund with respect to the assets and liabilities of Risk Parity Fund received in the Reorganization will include the period for which such assets and liabilities were held by Risk Parity Fund;

(h)               Risk Parity Fund’s shareholders will not recognize gain or loss upon the exchange of their shares of Risk Parity Fund for shares of Emerging Markets Fund as part of the Reorganization; and

(i)                 Emerging Markets Fund will succeed to and take into account the items of Risk Parity Fund described in section 381(c) of the Code, subject to the provisions and limitations specified in section 381 of the Code and the regulations thereunder; and

(j)                 The tax year of Risk Parity Fund will end on the Closing Date.

Shareholders of Risk Parity Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances, including state and local tax consequences, if any, of the Reorganization.

An opinion of counsel merely represents counsel’s best judgment with respect to the probable outcome on the merits and is not binding on the Internal Revenue Service or the courts. Accordingly, there can be no assurance that the Internal Revenue Service will not take a contrary position, that the applicable law will not change, or that any such change will not have retroactive effect. If the Reorganization is completed but does not qualify as a tax-free liquidation under the Code as to Emerging Markets Fund and as a tax-free reorganization under the Code as to the other Risk Parity Fund shareholders, Risk Parity Fund would recognize gain or loss on the transfer of its assets to Emerging Markets Fund and each shareholder of Risk Parity Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Risk Parity Fund shares and the fair market value of the shares of Emerging Markets Fund received in the Reorganization.

Page | 24	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

In anticipation of the Reorganization, the portfolio managers of Risk Parity Fund are expected to dispose of approximately 50 percent of Risk Parity Fund’s portfolio holdings in order to align the number of holdings in the portfolio more closely with Emerging Markets Fund’s strategy. The gains currently expected to be realized by Risk Parity Fund prior to the Reorganization are approximately $3,611,000, or approximately 5.54 percent of Risk Parity Fund, but will result in no taxable income as a result of the capital loss carryforwards of Risk Parity Fund.

Comparison of Shareholder Rights. Because both Funds are separate series of the Trust, shareholders of each Fund have identical rights. Accordingly, the rights of shareholders of Risk Parity Fund will not change as a result of the Reorganization.

Comparison of Valuation Procedures. The net asset value for both Funds is calculated in exactly the same manner. Namely, it is calculated once, at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time, each business day that the NYSE is open. The net asset value per share is computed by dividing the total net assets of each Fund and class by the total number of outstanding shares of that Fund and class.

In determining a Fund’s net asset value for purposes of selling, redeeming and exchanging shares, as well as for complying with limitations on portfolio holdings, the Fund assets are valued primarily on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available or the market value has been materially affected by events occurring after the closing of an exchange or market and before the calculation of the Fund’s net asset value (e.g., a significant event), at fair value as determined in good faith in accordance with procedures approved by the Trustees. Significant events which may materially affect market values may include a halt in trading for an individual security, significant fluctuations in domestic or foreign markets, or the unexpected close of a securities exchange or market as a result of natural disaster, an act of terrorism or significant governmental action.

For certain securities, where no sales have been reported, each Fund may value such securities at the last reported bid price. Short-term investments that mature in sixty-days (60) or less are valued at amortized cost. Derivatives are valued using their present market value or fair value (i.e., “marked-to-market”) rather than their notional value.

Both Funds hold most of their assets in securities that are primarily listed and traded on a foreign exchange. Because foreign markets may be open at different times than the NYSE, the value of a Fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close before the close of the NYSE and before the time the net asset value for a Fund is calculated. Occasionally, events affecting the value of foreign securities or currencies may occur between the close of the market on which the security trades and the close of the NYSE which will not be reflected in the computation of a Fund’s net asset value. If events materially affecting the value of a Fund’s securities occur during such a period, then such securities may be valued at their fair value as determined in good faith in accordance with procedures approved by the Trustees.

Page | 25	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

Expenses of the Trust directly charged or attributable to a Fund will be paid from the assets of that Fund. Each of the Funds has adopted a distribution plan (each a “12b-1 Plan”) on behalf of its Ordinary Shares pursuant to Rule 12b-1 under the 1940 Act to pay for the marketing and distribution of the Trust’s Ordinary shares. 12b-1 Plan expenses will be borne by holders of Ordinary Shares of the Funds in accordance with the 12b-1 Plan. General expenses of the Trust will be allocated among and charged to the assets of the respective Pear Tree Funds on the basis set forth in each of the Trust’s Multi-class Plan pursuant to Rule 18f-3 under the 1940 Act, which may be the relative assets of each Pear Tree Fund or class.

Capitalization. The following table sets forth, as of December 31, 2017, the capitalization of Risk Parity Fund and Emerging Markets Fund, and the pro forma combined capitalization of Emerging Markets Fund assuming the Reorganization has been consummated.

Share Class	Risk Parity Fund	Emerging Markets Fund	Pro Forma Adjustments	Emerging Markets Fund Pro Forma Combined
Ordinary Shares:
Net Assets	1,633,963	109,819,675		111,453,638
Shares Outstanding[1]	163,615	4,734,272	(93,176)	4,804,711
Net Asset Value per Share	9.99	23.20		23.20
Institutional Shares:
Net Assets	63,351,342	7,855,488		71,206,770
Shares Outstanding[1]	6,319,278	334,055	(3,625,240)	3,028,092
Net Asset Value per Share	10.03	23.52		23.52
Class R6 Shares:
Net Assets	-	-	-	-
Shares Outstanding[1]	-	-	-	-
Net Asset Value per Share	-	-	-	-

_____________________________

1The correlating Risk Parity Fund share classes will be exchanged for the Emerging Markets Fund share classes at the Emerging Markets Fund’s ending net asset value calculated as of the Valuation Time.

Investment Adviser. Pear Tree Advisors, Inc. (the “Manager”) is responsible for day-to-day management of the business and affairs of both Funds subject to oversight by the Trustees of the Trust. The Manager’s principal business address is 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773. The Manager is registered as an investment adviser with the SEC, and it is a privately held financial services firm. As of February 28, 2018, the Manager had approximately $3.9 billion in assets under management. The Manager may, subject to the approval of the Trustees, choose the investments of each Fund itself or select an investment sub-adviser to execute the day-to-day investment strategies of the Fund.

The Manager currently employs PanAgora Asset Management, Inc. (the “Sub-Adviser”) to make the investment decisions and portfolio transactions for each of the Funds, and the Manager supervises the Sub-Adviser’s investment program for each of the Fund. The Sub-Adviser’s principal business address is 470 Atlantic Avenue, Boston, Massachusetts 02110. As of February

Page | 26	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

28, 2018, the Sub-Adviser had approximately $53.6 billion in assets under management. Putnam Investments, LLC is a control person of the Sub-Adviser.

The portfolio managers for each of Emerging Markets Fund and Risk Parity Fund are jointly and primarily responsible for the portfolio management of that Fund. Each Fund is co-managed by Edward Qian, Mark Barnes, and Nicholas Alonso. Dr. Qian is currently the Sub-Adviser’s Chief Investment Manager and Head of Research, Multi Asset Investment professional since 1998. Dr. Qian joined the Sub-Adviser in 2007. Mr. Barnes is currently the Sub-Adviser’s Director, Multi-Asset, and he joined the Sub-Adviser in 1998. Mr. Alonso is currently the Sub-Adviser’s Director, Multi-Asset. He joined the Sub-Adviser in 2010. Prior to joining the Sub-Adviser, he worked for Mellon Capital Management (2007-2010) where he was a Quantitative Analyst primarily responsible for research and management. After the Reorganization, Dr. Qian, Mr. Barnes and Mr. Alonso are expected to continue co-managing Emerging Markets Fund.

Management Fees and Fee Waivers.

Emerging Markets Fund. Emerging Markets Fund pays the Manager monthly in arrears a management fee based upon the Fund’s average daily net assets at the annual rate of 1.00 percent. The Manager has agreed until July 31, 2018 to waive such portion of the management fees that it would otherwise receive under its agreement with the Trust for serving as the investment manager to Emerging Markets Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Emerging Markets Fund would be calculated using (a) an annual rate of 0.78 percent if Emerging Markets Fund’s net assets are up to $300 million, (b) an annual rate of 0.83 percent if Emerging Markets Fund’s net assets are between $300 million and $600 million, and (c) an annual rate of 0.88 percent if Emerging Markets Fund’s net assets are in excess of $600 million. This fee waiver only may be terminated with the approval of the Trustees. In addition, the Manager has contractually agreed to waive its management fee with respect to that portion of Emerging Markets Fund’s net assets that are invested in Risk Parity Fund. This fee waiver shall be in effect for as long as Emerging Markets Fund invests in Risk Parity Fund, and it only may be terminated with the approval of the Trustees.

Risk Parity Fund. Risk Parity Fund pays the Manager monthly in arrears a management fee based upon the Fund’s average daily net assets at the annual rate of 0.60 percent if the average daily net assets of the Fund are not more than $300 million, 0.65 percent if the average daily net assets of the Fund are at least $300 million but not more than $600 million, and 0.70 percent if the average daily net assets of the Fund are at least $600 million.

Sub-Advisory Fees. From the management fee, the Manager pays the expenses of providing investment advisory services to each Fund, including the fees of the Sub-Adviser.

Transfer Agency Fees. Pear Tree Institutional Services, a division of the Manager, serves as the Funds’ transfer agent and provides certain administrative services to the Funds. As transfer

Page | 27	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

agent, it receives a base fee of 0.16 percent of average total net asset value of each class of shares of each Fund, other than Class R6 Shares. With respect to Class R6 Shares, it receives a base fee of 0.01 percent of average total net asset value of each Fund attributable to Class R6 Shares. It is also reimbursed for out of pocket expenses and for other services approved by the Trustees. In its capacity as transfer agent to both Funds, it has contractually agreed until July 31, 2018 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with the Trust such that the aggregate transfer agent fee with respect to Institutional Shares of each Fund would be calculated using an annual rate of 0.04 percent of each Fund’s net assets attributable to its Institutional Shares. This fee waiver with respect to either Fund only may be terminated with the approval of the Trustees. The aggregate transfer agent fee with respect to Ordinary and Class R6 Shares, if any, of each Fund remains unchanged.

A discussion regarding the basis for the Trustees’ approval of the investment advisory agreement between the Funds and the Manager, as well as the sub-advisory agreements between the Manager and the Sub-Adviser, may be found in the Funds’ annual report for the fiscal year ended March 31, 2017.

After the Reorganization, the management fee, including fee waiver agreements, the sub-advisory fees, and the transfer agency and administrative fees applicable to Emerging Markets Fund are expected to remain in effect.

Distribution. U.S. Boston Capital Corporation (the “Distributor”) is the distributor (or principal underwriter) of all shares of each Fund. The Distributor’s principal business address is 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773. The Distributor is affiliated with the Manager.

Distribution and Service Plans (Rule 12b-1). Each Fund has adopted a distribution plan under Rule 12b-1 to pay for the marketing and distribution of that Fund’s Ordinary Shares and for services provided to shareholders of that Fund’s Ordinary Shares. Rule 12b-1 fees are paid out of that Fund’s assets on an on-going basis, which will increase the cost of your investment and cost more than other types of sales charges. The distribution fee is not directly tied to the Distributor’s expenses. If the Distributor’s expenses exceed the Distributor’s fee, the Funds are not required to reimburse the Distributor for the excess expenses; if the Distributor’s fee exceeds the Distributor’s expenses, the Distributor may realize a profit.

Sales Charges and Fees. Neither Fund applies a sales charge (or load) or fee to the purchase price of Ordinary, Institutional, or Class R6 Shares, including any contingent deferred sales charge.

Additional Payments to Financial Intermediaries. The Manager and its affiliates (including the Distributor) may make payments to certain financial intermediaries that sell the Funds’ Ordinary and Institutional Shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the Funds do not pay for these costs directly. They also may make payments to certain financial intermediaries that sell the Funds’ Ordinary and Institutional Shares in connection with client account maintenance support, statement preparation and transaction processing. The types of such payments may include

Page | 28	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Funds over another investment. If you purchase shares of the Funds through a financial intermediary, ask your salesperson or visit your financial intermediary’s website for more information.

Purchase and Redemption Procedures.

Purchasing Information. Ordinary, Institutional, and Class R6 Shares of the Funds are offered at the price next determined after the purchase order is received in good order by the Trust. For this purpose, good order means that the request includes all information required to process the request. Both Funds offer a systematic investment program, a systematic withdrawal program, and a systematic exchange program, all of which allow existing shareholders to purchase (or redeem) additional shares of the Funds at regular intervals. If you are a shareholder of Risk Parity Fund who invests in Risk Parity Fund shares through one or more of these programs, your participation in a program will continue post-Reorganization, so you may want to review your current allocations in light of the planned Reorganization.

Minimum Investments.

Ordinary Shares of both Funds has the same investment minimums:

Type of Account	To Open an Account	To Add to an Account
Non-retirement accounts:	$2,500 ($2,500 per fund)	None
Retirement accounts:	$1,000 ($1,000 per fund)	None
Systematic investment programs:[2]
Monthly	$100 ($100 per fund)	None

Institutional Shares of both Funds are available for purchase directly from the funds. The minimum initial investment required varies depending on the class of investor. There is no minimum amount required to add to an account.

Minimum Initial Investment	Eligible Classes of Institutional Share Investors
$1 million or more in at least one Fund account

•      Any employee benefit plan with at least $10,000,000 in plan assets and 200 participants, that either has a separate trustee vested with investment discretion and certain limitations on the ability of plan beneficiaries to access its plan investments without incurring adverse tax consequences or which allows its participants to select among one or more investment options, including one or more of the Funds.

•      A bank or insurance company purchasing shares for its own account.

•      An insurance company separate account.

•      A bank, trust company, credit union, savings institution or other depository institution, its trust department or a common trust fund purchasing for non-discretionary customers or accounts.

Page | 29	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

$1 million or more aggregated in one or more Fund accounts

•      A private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code.

•      An endowment or organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code.

•      A family trust, testamentary trust or other similar arrangement purchasing Institutional Shares through or upon the advice of a single fee-paid financial intermediary other than the Manager or Distributor.

Provided, that the investor is purchasing Fund shares through a broker/dealer pursuant to an agreement with the Distributor.

None

•      A mutual fund wrap program that offers allocation services, charges an asset-based fee to its participants for asset allocation and/or offers advisory services, and meets trading and operational requirements under an agreement with the Distributor or authorized clearing entity; You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the Funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class. Neither the Trust, nor the Manager, nor the Distributor receives any part of the separate fees charged to clients of such intermediaries.

•      A registered investment adviser that charges an asset-based investment advisory fee for its investment advisory services and is purchasing Fund shares on behalf of its investment advisory clients.

•      A state, county, city, or any instrumentality, department, authority, or agency of one of these types of entities, or a trust, pension, profit-sharing or other benefit plan for the benefit of the employees of one of these types of entities, provided that the investor is prohibited by applicable law from paying a sales charge or commission when it purchases shares of any registered investment management company.

•      An officer, partner, trustee, director, or employee of the Trust, any affiliate of the Trust, and the Sub-Adviser, and any affiliate of any investment sub-adviser (a “Fund Employee”), the spouse or child of a Fund Employee, a Fund Employee acting as custodian for a minor child, any trust, pension, profit-sharing or other benefit plan for the benefit of a Fund Employee or spouse and maintained by one of the above entities, the employee of a broker-dealer with whom the Distributor has a sales agreement or the spouse or child of such employee.

Class R6 Shares of both Funds currently are not offered or sold.

Page | 30	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

Redemption Information. Shares of both Funds are redeemed at the net asset value per share next determined after the redemption request is received in good order by the Trust. The Funds do not impose any redemption fees or contingent deferred sales charges. Both Funds have reserved the right to redeem shares “in-kind” under certain circumstances.

Purchasing Shares by Exchange. Within an account, shareholders may exchange shares of one Fund for shares of the same class of the other Fund subject to the minimum investment requirements of the Fund purchased. A shareholder may not exchange from one class of shares to another class of shares of the same or a different Fund unless the shareholder also meets the requirements of the share class into which the shareholder wants to exchange his or her existing shares. There is no fee for exchanges. Exchanges will be made at the net asset values per share of the shares being exchanged next determined after the exchange request is received in good order by the Trust.

Limitations on Purchase. If you buy shares with a check that does not clear, your account may be subject to extra charges to cover collection costs. Third party checks, cashier’s checks and money orders will not be accepted. Purchases made by check must wait 15 days prior to being liquidated, unless they clear prior to that time.

Execution of Requests. Each Fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next net asset value calculated after your request is received in good order by the Trust. In unusual circumstances, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities law.

Frequent Trading. Each Fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Trust may consider trading in a Fund’s shares to be excessive for a variety of reasons, such as if:

•	The shareholder sells shares within a short period of time after the shares were purchased;

•	The shareholder makes two or more purchases and redemptions within a short period of time;

•	The shareholder enters into a series of transactions that is indicative of a timing pattern or strategy; or

•	The Trust reasonably believes that the shareholder has engaged in such practices in connection with other mutual funds.

The Trustees have adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund investors. Pursuant to these policies and procedures, the Trust monitors selected trades periodically in an effort to detect excessive short-term trading. If the Trust determines that an investor or a client of a broker has engaged in excessive short-term trading that

Page | 31	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

it believes may be harmful to a Fund, it will ask the investor or broker to cease such activity and it will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that it believes are under their control. In determining whether to take such actions, the Trust seeks to act in a manner that is consistent with the best interests of each Fund’s shareholders. While the Trust uses its reasonable efforts to detect excessive trading activity, there can be no assurance that its efforts will be successful or that market timers will not employ tactics designed to evade detection. If the Trust is not successful, a shareholder’s return from an investment in a Fund may be adversely affected.

Frequently, Fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The Trust’s ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the Trust’s policies.

Each Fund may reject: (a) a purchase or exchange order before its acceptance or (b) an order prior to issuance of shares. Each Fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that one of the Funds believes are requested on behalf of market timers. Each Fund reserves the right to reject any purchase request by any investor or financial institution if that Fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to that Fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the Fund. The Funds and their agents may make exceptions to these policies if, in their judgment, a transaction does not represent excessive trading or interfere with the efficient management of a Fund’s portfolio, such as purchases made through systematic purchase plans or payroll contributions.

The Trust may impose further restrictions on trading activities by market timers in the future.

Minimum Account Size. Each Fund requires that a shareholder maintain a minimum account size, currently 50 shares for Ordinary and Institutional Shares. If the shareholder holds fewer than the required minimum number of shares in his or her account, each Fund reserves the right to notify the shareholder that it intends to sell his or her shares and close the account. A shareholder will be given 30 days from the date of the notice to make additional investments to avoid having your shares sold and your account closed. This policy does not apply to Class R6 Shares and accounts of certain qualified retirement plans.

Distributions and Taxes. Each Funds’ policy is to pay at least annually as dividends substantially all of its net investment income and to distribute annually substantially all of its net realized capital gains, if any, after giving effect to any available capital loss carryover. These distributions may be taxed as ordinary income or capital gains. Normally, distributions are made once a year in December.

Page | 32	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

Control Persons and Principal Holders of Securities. As of February 28, 2018, the Funds’ shareholders of record and/or beneficial owners (to the Funds’ knowledge) who owned five percent or more of the Funds’ shares were as follows. As of February 28, 2018, neither Fund has offered or sold Class R6 Shares:

Risk Parity Fund	Shareholder Name and Address	Percent of Shares Held of Class	Percent of Shares Held Following Reorganization
Ordinary Shares	Joseph E. Kasputys 100 Winter Street, Suite 4310 Waltham, MA 02451	66.81%	16.35%
	Lowell Anesthesiology Service 60 East Street, Suite 1300 Methuen, MA 01844-4547	17.66%	3.57%
	The M.M. Pugliese Trust No. 1 20 Fairway Knob Mashpee, MA 02649	5.75%	0.48%
Institutional Shares	Pear Tree PanAgora Emerging Markets Fund 55 Old Bedford Road, Suite 202 Lincoln, MA 01773	99.71%	0.00%

As of February 28, 2018, the officers, directors and trustees of Risk Parity Fund, as a group, owned of record and beneficially, less than 1 percent of the outstanding voting securities of any class of shares of Risk Parity Fund.

Emerging Markets Fund	Shareholder Name and Address	Percent of Shares Held of Class	Percent of Shares Held Following Reorganization
Ordinary Shares		0.70%	0.69%

Institutional Shares		34.54%	4.10%

As of February 28, 2018, the officers, directors and trustees of the Trust as a group, owned of record and beneficially less than 1 percent of the Ordinary or Institutional Shares of Emerging Markets Fund.

Other Service Providers. State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, provides the Funds with fund accounting and administration services. State Street also serves as the Funds’ custodian.

[Rest of Page Intentionally Left Blank]

Page | 33	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

Financial Highlights. Set forth below are the financial highlights for the Funds. The financial highlights are intended to help you understand the Funds’ financial performance for the past five years (or since inception of the Funds if less than five years). Certain information reflects financial results for a single Fund share outstanding for the period presented. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds, assuming reinvestment of all dividends and distributions. The financial highlights presented below have been derived from the Funds’ financial statements and financial highlights, which have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements and financial highlights, is incorporated by reference in the Merger SAI and included in the Funds’ annual report, each of which is available upon request by calling us at (800) 326-2151. As of September 30, 2017, neither Fund has offered or sold Class R6 Shares.

	RISK PARITY FUND
	Ordinary Shares						Institutional Shares
	6 mos. Ended	Year Ended March 31			June 27, 2013** –		6 mos. Ended	‘Year Ended March 31			June 27, 2013** –
	9/30/ 2017*	2017	2016	2015	March 31, 2014		9/30/ 2017	2017	2016	2015	March 31, 2014
Net Asset Value at beginning of period	$9.08	$8.70	$9.73	$10.30	$10.00		$9.12	$8.74	$9.78	$10.35	$10.00
Income from Investment Operations:
Net investment income (loss)(a)(b)	0.10	0.10	0.10	0.09	(0.03)		0.12	0.12	0.12	0.13	0.01
Net realized and unrealized gain/(loss) on securities	0.54	0.37	(1.05)	(0.57)	0.40		0.54	0.37	(1.06)	(0.59)	0.41
Total from investment operations	0.64	0.47	(0.95)	(0.48)	0.37		0.66	0.49	(0.94)	(0.46)	0.42
Less Distributions:
Distribution from net investment income	-	(0.09)	(0.08)	(0.07)	-		-	(0.11)	(0.10)	(0.09)	-
Distributions from capital gains	-	-	-	(0.02)	(0.07)		-	-	-	(0.02)	(0.07)
Total distributions	-	(0.09)	(0.08)	(0.09)	(0.07)		-	(0.11)	(0.10)	(0.11)	(0.07)
Net increase (decrease) in net asset value
Net Asset Value at end of period	$9.72	$9.08	$8.70	$9.73	$10.30		$9.78	$9.12	$8.74	$9.78	$10.35
Total Return (%)	7.05%	5.44%	(9.67)%	(4.63)%	3.68	%****	7.24%	5.70%	(9.43)%	(4.41)%	4.19	%****
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$1,595	$1,529	$1,463	$1,558	$652		$61,983	$57,938	$51,360	$38,497	$33,071
Ratios of expenses to average net assets: (c)
Gross	1.27%	1.30%	1.44%	1.54%	2.10	%***	1.02%	1.03%	1.19%	1.28%	1.69	%***
Net	1.27%	1.30%	1.44%	1.54%	2.10	%***	0.93%	1.03%	1.19%	1.28%	1.69	%***
Before reimbursement of expenses by Adviser (%)
After reimbursement of expenses by Adviser (%)
Ratio of net investment income (loss) to average net assets (b)	2.12%	1.15%	1.16%	0.88%	(0.43	)%***	2.45%	1.40%	1.40%	1.20%	0.09	%***
After reimbursement of expenses by Adviser(%)
Portfolio turnover (%)	6%	42%	24%	34%	42	%****	6%	42%	24%	34%	42	%****

*	Unaudited.
**	Fund Commenced operations June 27, 2013.
***	Annualized.
****	Not Annualized.
a)	Per share numbers have been calculated using the average shares method.
b)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassification for federal income or excise tax purposes.
c)	Ratios of expenses to average net assets:
-	Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
-	Net (total expense net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

Page | 34	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

	EMERGING MARKETS FUND
	Ordinary Shares							Institutional Shares
	6 mos. Ended	Year Ended March 31						6 mos. Ended	Year Ended March 31
	9/30/ 2017*	2017	2016		2015	2014	2013	9/30/ 2017	2017	2016		2015	2014	2013
Net Asset Value at beginning of period	$20.40	$18.96	$21.94		$22.15	$23.56	$22.67	$20.69	$19.23	$22.26		$22.46	$23.88	$22.97
Income from Investment Operations:
Net investment income (loss)(a)(b)	0.09	0.23	0.33		0.29	0.33	0.37	0.13	0.34	0.36		0.35	0.39	0.43
Net realized and unrealized gain/(loss) on securities	1.43	1.52	(3.02)		(0.18)	(1.45)	0.85	1.45	1.49	(3.04)		(0.18)	(1.46)	0.87
Total from investment operations	1.52	1.75	(2.69)		0.11	(1.12)	1.22	1.58	1.83	(2.68)		0.17	(1.07)	1.30
Less Distributions:
Distribution from net investment income	-	(0.31)	(0.29)		(0.32)	(0.29)	(0.33)	-	(0.37)	(0.35)		(0.37)	(0.35)	(0.39)
Distributions from capital gains	-	-	-		-	-	-	-	-	-		-	-	-
Total distributions	-	(0.31)	(0.29)		(0.32)	(0.29)	(0.33)	-	(0.37)	(0.35)		(0.37)	(0.35)	(0.39)
Net increase (decrease) in net asset value
Net Asset Value at end of period	$21.92	$20.40	$18.96		$21.94	$22.15	$23.56	$22.27	$20.69	$19.23		$22.26	$22.46	$23.88
Total Return (%)	7.45%	9.39%	(12.12)%		0.54%	(4.77)%	5.41%	7.64%	9.68%	(11.88)%		0.81%	(4.52)%	5.69%
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$104,665	$102,633	$107,893		$127,295	$131,920	$140,267	$7,209	$8,078	$13,489		$12,424	$15,358	$15,165
Ratios of expenses to average net assets: (c)
Gross	1.08%	1.21%	1.32%		1.37%	1.60%	1.76%	0.83%	0.95%	1.07%		1.11%	1.35%	1.49%
Net	0.98%	1.09%	1.31%		1.37%	1.60%	1.76%	0.65%	0.83%	1.06%		1.11%	1.35%	1.49%
Before reimbursement of expenses by Adviser (%)
After reimbursement of expenses by Adviser (%)
Ratio of net investment income (loss) to average net assets (b)	0.86%	1.21%	1.66%		1.26%	1.50%	1.66%	1.17%	1.69%	1.78%		1.52%	1.74%	1.92%
After reimbursement of expenses by Adviser(%)
Portfolio turnover (%)	30%	47%	82	%(d)	35%	61%	25%	30%	47%	82	%(d)	35%	61%	25%

*	Unaudited.
a)	Per share numbers have been calculated using the average shares method.
b)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassification for federal income or excise tax purposes.
c)	Ratios of expenses to average net assets:
-	Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
-	Net (total expense net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
d)	Turnover is higher due to a change in strategy as of March 18, 2016.

*       Unaudited.

**       Fund Commenced operations June 27, 2013.

***       Annualized.

****       Not Annualized.

a)	Per share numbers have been calculated using the average shares method.
b)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassification for federal income or excise tax purposes.
c)	Ratios of expenses to average net assets:
-	Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
-	Net (total expense net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

Page | 35	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

Appendix A

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of February __, 2018, and has been adopted by the Trustees of Pear Tree Funds (the “Trust”), a Massachusetts business trust, to provide for the reorganization of Pear Tree PanAgora Risk Parity Emerging Markets Fund (the “Acquired Fund”) into Pear Tree PanAgora Emerging Markets Fund (the “Acquiring Fund”), each a series of the Trust.

This Agreement is intended to be and is adopted as both a plan of reorganization (as to stockholders of Acquired Fund other than Acquiring Fund) and a plan of liquidation (as to Acquiring Fund) within the meaning of sections 332 and 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization and liquidation will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund, and the distribution of the Acquiring Fund’s shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

1.        Plan of Reorganization

(a)        Acquired Fund agrees to sell, assign, convey, transfer and deliver to Acquiring Fund on the Exchange Date (as defined below) all of its properties and assets existing at the Valuation Time (as defined below). In consideration therefor, Acquiring Fund agrees, on the Exchange Date, to assume all of the liabilities of Acquired Fund existing at the Valuation Time and deliver to Acquired Fund:

(i)       A number of full and fractional Ordinary Shares of beneficial interest of Acquiring Fund (the “Ordinary Merger Shares”) having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Ordinary Shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Ordinary Shares of Acquired Fund assumed by Acquiring Fund on such date; and

(ii)        A number of full and fractional Institutional shares of beneficial interest of Acquiring Fund (the “Institutional Merger Shares”) having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Institutional Shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Institutional shares of Acquired Fund assumed by Acquiring Fund on such date. The Ordinary and Institutional Merger Shares shall be referred to collectively as the “Merger Shares.” Before the Exchange Date, Acquired Fund will declare and pay to its shareholders a dividend and/or other distribution in an amount such that it will have distributed all of its net investment income and capital gains as described in Section 2(f)(iv).

Page | 36	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

(b)        Upon consummation of the transactions described in Section 1(a) of this Agreement, Acquired Fund will distribute, in complete liquidation to its Ordinary and Institutional shareholders of record as of the Exchange Date, the Ordinary and Institutional Merger Shares, each shareholder being entitled to receive that proportion of Ordinary or Institutional Merger Shares that the number of Ordinary and Institutional shares of beneficial interest of Acquired Fund held by such shareholder bears to the number of Ordinary or Institutional Shares of Acquired Fund outstanding on such date.

2.        Agreement

Acquiring Fund and Acquired Fund each agree as follows:

(a)       Reorganization.

(i)       Subject to the other terms and conditions contained herein (including Acquired Fund’s obligation to distribute to its shareholders all of its net investment income and capital gains as described in Section 2(f)(iv)), Acquired Fund agrees to sell, assign, convey, transfer and deliver to Acquiring Fund, and Acquiring Fund agrees to acquire from Acquired Fund, on the Exchange Date all of the investments and all of the cash and other properties and assets of Acquired Fund, whether accrued or contingent, in exchange for that number of Merger Shares provided for in Section 2(b) and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, whether accrued or contingent, existing at the Valuation Time. Pursuant to this Agreement, Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Ordinary and Institutional Merger Shares received by it to its Ordinary and Institutional shareholders, respectively, in complete liquidation of Acquired Fund.

(ii)       As soon as practicable, Acquired Fund will, at its expense, liquidate such of its portfolio securities as Acquiring Fund indicates it does not wish to acquire. This liquidation will be substantially completed before the Exchange Date, unless otherwise agreed by Acquired Fund and Acquiring Fund.

(iii)       Acquired Fund agrees to pay or cause to be paid to Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the investments and other properties and assets of Acquired Fund, whether accrued or contingent. Any such distribution will be deemed included in the assets transferred to Acquiring Fund at the Exchange Date and will not be separately valued unless the securities in respect of which such distribution is made have gone “ex” before the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date will be included in the determination of the value of the assets of Acquired Fund acquired by Acquiring Fund.

(b)       Exchange of Shares; Valuation Time. On the Exchange Date, Acquiring Fund will deliver to Acquired Fund (i) a number of full and fractional Ordinary Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to the

Page | 37	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

Ordinary Shares of Acquired Fund transferred to Acquiring Fund on that date less the value of the liabilities of Acquired Fund attributable to Ordinary Shares of Acquired Fund assumed by Acquiring Fund on that date; and (ii) a number of full and fractional Institutional Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to the Institutional Shares of Acquired Fund transferred to Acquiring Fund on that date less the value of the liabilities of Acquired Fund attributable to Institutional Shares of Acquired Fund assumed by Acquiring Fund on that date, in each case as determined as hereafter provided in this Section 2(b).

(i)       The net asset value of the Merger Shares to be delivered to Acquired Fund, the value of the assets attributable to the Ordinary and Institutional Shares of Acquired Fund and the value of the liabilities attributable to the Ordinary and Institutional Shares of Acquired Fund to be assumed by Acquiring Fund will in each case be determined as of the Valuation Time.

(ii)       The net asset value of the Ordinary and Institutional Merger Shares and the value of the assets and liabilities of the Ordinary and Institutional shares of Acquired Fund will be determined by Acquiring Fund, in cooperation with Acquired Fund, pursuant to procedures customarily used by Acquiring Fund in determining the market value of Acquiring Fund’s assets and liabilities.

(iii)       No adjustment will be made in the net asset value of either Acquired Fund or Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(iv)       Acquiring Fund will issue the Merger Shares, registered in the name of Acquired Fund, to Acquired Fund. Acquired Fund shall then re-register the Ordinary and Institutional Merger Shares in the names of the Ordinary and Institutional shareholders of Acquired Fund, respectively, in accordance with instructions furnished by Acquired Fund.

(v)        Acquiring Fund will assume all liabilities of Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of Acquired Fund or otherwise.

(vi)       The Valuation Time is the time at which Acquired Fund calculates its net asset value, which is normally 4 p.m. Eastern Time, on ______ __, 2018 (the “Valuation Time”).

(c)       Fees and Expenses. All direct fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by Acquired Fund and Acquiring Fund of the transactions contemplated by this Agreement (together with the costs specified below, “Expenses”) will be borne by the Acquired Fund, including the costs of liquidating such of Acquired Fund’s portfolio securities as Acquiring Fund shall indicate it does not wish to acquire before the Exchange Date; and

Page | 38	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

provided that such Expenses will in any event be paid by the party directly incurring such Expenses if and to the extent that the payment by the other party of such Expenses would result in the disqualification of Acquiring Fund or Acquired Fund, as the case may be, as a “regulated investment company” within the meaning of section 851 of the Code.

(d)       Exchange Date. Delivery of the assets of Acquired Fund to be transferred, assumption of the liabilities of Acquired Fund to be assumed and the delivery of the Merger Shares to be issued will be made prior to 8:00 a.m. Eastern Time on the next full business day following the Valuation Time (referred to herein as the “Exchange Date”). Accordingly, the Exchange Date will be _________, 2018.

(e)       Dissolution. Acquired Fund agrees that the liquidation and dissolution of Acquired Fund will be effected in the manner provided in the Second Amended and Restated Agreement and Declaration of Trust of the Trust, as amended, in accordance with applicable law and that on and after the Exchange Date, Acquired Fund will not conduct any business except in connection with its liquidation and dissolution.

(f)       Conditions to Acquiring Fund’s Obligations. The obligations of Acquiring Fund hereunder are subject to the following conditions:

(i)       That this Agreement is adopted and the transactions contemplated hereby are approved by the affirmative vote of at least a majority of the members of the Trustees of the Trust, including a majority of those Trustees who are not “interested persons” of Acquired Fund or Acquiring Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

(ii)       That the Acquired Fund’s participation in the Reorganization is approved by a “vote of a majority of the outstanding voting securities” of the Acquired Fund, as such term is used in Section 2(a)(42) of the 1940 Act.

(iii)       That Acquiring Fund will have received an opinion of Sullivan & Worcester LLP dated the Exchange Date to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(1)       The transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution to shareholders of the Acquired Fund of shares of the Acquiring Fund, as described herein, will constitute a tax-free “reorganization” within the meaning of section 368(a)(1)(C) of the Code as to shareholders of Acquired Fund other than the Acquiring Fund and a liquidation of the Acquired Fund into the Acquiring Fund within the meaning of section 332 of the Code as to the Acquiring Fund, and the Acquired Fund and the Acquiring Fund each will be considered “a party to a reorganization” within the meaning of section 368(b) of the Code;

Page | 39	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

(2)       No gain or loss will be recognized by the Acquired Fund upon (A) the transfer of its assets and liabilities to the Acquiring Fund in exchange for the issuance of shares of the Acquiring Fund to the Acquired Fund and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, if any, and (B) the distribution by the Acquired Fund to its shareholders of shares of the Acquiring Fund received as a result of the Reorganization;

(3)       No gain or loss will be recognized by the Acquiring Fund upon its receipt of the assets and liabilities of the Acquired Fund in exchange for the issuance of shares of the Acquiring Fund to the Acquired Fund and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, if any;

(4)       The tax basis of the Acquiring Fund shares received by a shareholder of the Acquired Fund other than the Acquiring Fund in the aggregate will be the same as the aggregate tax basis of the shareholder’s Acquired Fund shares immediately prior to the Valuation Time;

(5)       The tax basis of the Acquiring Fund in the assets and liabilities of the Acquired Fund received pursuant to the Reorganization will be the same as the tax basis of the assets and liabilities in the hands of the Acquired Fund immediately before the Valuation Time;

(6)       The tax holding period for the shares of the Acquiring Fund issued in connection with the Reorganization will be determined by including the period for which the shareholder held shares of the Acquired Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as capital assets;

(7)       The tax holding period for the Acquiring Fund with respect to the assets and liabilities of the Acquired Fund received in the Reorganization will include the period for which such assets and liabilities were held by the Acquired Fund;

(8)       The Acquired Fund’s shareholders will not recognize gain or loss upon the exchange of their shares of the Acquired Fund for shares of the Acquiring Fund as part of the Reorganization; and

(9)       The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in section 381(c) of the Code, subject to the provisions and limitations specified in section 381 of the Code and the regulations thereunder; and

(10)       The tax year of the Acquired Fund will end on the Exchange Date.

Page | 40	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

(iv)       That, before the Exchange Date, Acquired Fund declares a dividend or dividends which, together with all previous such dividends, has the effect of distributing to the shareholders of Acquired Fund:

(1)       All of the excess of Acquired Fund’s investment income excludable from gross income under section 103 of the Code over Acquired Fund’s deductions disallowed under sections 265 and 171 of the Code, and all of Acquired Fund’s investment company taxable income (as defined in section 852 of the Code and computed without regard to any deduction for dividends paid), in each case for Acquired Fund’s taxable year ending after March 31, 2017 and on or before the Exchange Date; and

(2)       All of its net capital gain realized in the taxable year ending after March 31, 2017 exceeding any capital loss carryover’s utilized from prior fiscal years and on or before the Exchange Date.

(v)       That Acquired Fund’s custodian has delivered to Acquiring Fund a certificate identifying all of the assets of Acquired Fund held by such custodian as of the Valuation Time.

(vi)       That Acquired Fund’s transfer agent has provided to Acquiring Fund

(1)       A certificate setting forth the number of shares of Acquired Fund outstanding as of the Valuation Time; and

(2)       The name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

(vii)       That Acquired Fund will have executed and delivered to Acquiring Fund an instrument of transfer dated as of the Exchange Date pursuant to which Acquired Fund will assign, transfer and convey all of the assets and other property to Acquiring Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.

(viii)       That a combined registration statement and proxy statement or information statement on Form N-14 (the “Combined Statement”) will have become effective under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and no stop orders suspending the effectiveness thereof shall have been issued, and to the best knowledge of the parties hereto, no investigation or proceeding for that purpose will have been instituted or pending, threatened or contemplated by the Securities and Exchange Commission (the “SEC”) under the Securities Act or the Exchange Act.

(ix)       That all necessary orders of exemption under the 1940 Act with respect to the transactions contemplated by this Agreement shall have been granted by the SEC, and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

Page | 41	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

(g)       Conditions to Acquired Fund’s Obligations. The obligations of Acquired Fund hereunder are subject to the following conditions:

(i)       That this Agreement is adopted and the transactions contemplated hereby are approved by the affirmative vote of at least a majority of the members of the Trustees of the Trust, including a majority of those Trustees who are not “interested persons” of Acquired Fund or Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act.

(ii)       That the Acquired Fund’s participation in the Reorganization is approved by a “vote of a majority of the outstanding voting securities” of the Acquired Fund, as such term is used in Section 2(a)(42) of the 1940 Act.

(iii)       That Acquired Fund will have received the same opinion referenced in Section 2(f)(iii).

(iv)       That Acquiring Fund will have executed and delivered to Acquired Fund an Assumption of Liabilities certificate dated as of the Exchange Date pursuant to which Acquiring Fund will assume all of the liabilities of Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement.

(v)        That the Combined Statement, if any, shall have been declared effective by the SEC and no stop orders under the Securities Act or the Exchange Act pertaining thereto shall have been issued; all necessary orders of exemption under the 1940 Act with respect to the transactions contemplated by this Agreement shall have been granted by the SEC; and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

(h)       Termination. This Agreement may be terminated and the Reorganization abandoned by resolution of the Trustees of the Trust at any time prior to the Exchange Date if circumstances should develop that, in the opinion of the Trustees, make proceeding with the Reorganization inadvisable. In the event of any such termination, there shall be no liability for damages on the part of Acquiring Fund, Acquired Fund, the Trust or the Trust’s Trustees.

(i)       Sole Agreement; Amendments. This Agreement supersedes all previous correspondence and oral communications regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except upon authorization of the Trustees of the Trust and will be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

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Page | 42	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

IN WITNESS WHEREOF, this Agreement and Plan of Reorganization has been signed by duly authorized officers of the Trust on behalf of the Acquiring Fund and the Acquired Fund as of the date first above written.

PEAR TREE FUNDS On behalf of Pear Tree PanAgora Emerging Markets Fund	PEAR TREE FUNDS On behalf of Pear Tree PanAgora Risk Parity Emerging Markets Fund

By: ______________________________ Willard L. Umphrey President	By: ______________________________ Willard L. Umphrey President

Page | 43	Pear Tree Funds Combined Prospectus/Information Statement March 16, 2018

PART B

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE ACQUISITION OF ASSETS OF THE

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND,

a series of Pear Tree Funds

BY AND IN EXCHANGE FOR

ORDINARY, INSTITUTIONAL, AND CLASS R6 SHARES OF

PEAR TREE PANAGORA EMERGING MARKETS FUND,

a series of Pear Tree Funds

c/o Pear Tree Advisors, Inc.

55 Old Bedford Road, Suite 202

Lincoln, Massachusetts 01773

(781) 259-1144

April __, 2018

Table of Contents

I.	General Information	SAI-1

II.	Pro Forma Financial Information	SAI-1

I.	General Information

This Statement of Additional Information (“Merger SAI”) relates to the proposed reorganization of the Pear Tree PanAgora Risk Parity Emerging Markets Fund (“Risk Parity Fund”), a series of Pear Tree Funds, into the Pear Tree PanAgora Emerging Markets Fund (“Emerging Markets Fund”), also a series of Pear Tree Funds (the “Reorganization”). Risk Parity Fund and Emerging Markets Fund are collectively referred to herein as the “Funds,” and each individually, a “Fund.”

This Merger SAI contains information which may be of interest to shareholders of Risk Parity Fund, but which is not included in the Combined Prospectus/Information Statement dated April __, 2018, that relates to the Reorganization. As described in the Combined Prospectus/Information Statement, the Reorganization involves the transfer of all the assets of Risk Parity Fund in exchange for shares of Emerging Markets Fund and the assumption of all the liabilities of Risk Parity Fund by Emerging Markets Fund. [Risk Parity Fund will distribute Emerging Markets Fund shares it receives to its shareholders in complete liquidation of Risk Parity Fund.] This Merger SAI is not a prospectus and should be read in conjunction with the Combined Prospectus/Information Statement. The Combined Prospectus/Information Statement has been filed with the Securities and Exchange Commission (“SEC”) and is available upon request and without charge by writing the Funds at 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773, or by calling toll free, (800) 326-2151.

This Merger SAI consists of the following documents, each of which is incorporated by reference herein, as well as the pro forma financial information set forth below:

•	Statement of Additional Information of Pear Tree Funds dated August 1, 2017 (File Nos. 333-102055; 811-03790);

•	Annual Report of the Funds: the Report of the Independent Registered Public Accounting Firm and audited financial statements included in the Annual Report to Shareholders of the Funds for the fiscal year ended March 31, 2017 (previously filed on EDGAR on June 1, 2017 as SEC Accession No. 0000722885-17-000098); and

•	Semi-Annual Report of the Funds: the Semi-Annual Report for the Funds for the semi-annual period ended September 30, 2017 (previously filed on EDGAR on November 28, 2017 as SEC Accession No. 0001144204-17-061134).

II. Pro Forma Financial Information

Set forth below is pro forma financial information demonstrating the effect of the Reorganization on the Funds.

Page | SAI-1	Pear Tree Funds Statement of Additional Information March 16, 2018

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. These pro forma numbers have been estimated in good faith based on information regarding Risk Parity Fund and Emerging Markets Fund, each as identified below for the 12-month period ended September 30, 2017. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Funds, which are available in the Funds’ Annual and Semiannual Reports to Shareholders.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1 – Reorganization

The unaudited pro forma information has been prepared to give effect to the Reorganization, as of the period indicated below.

Acquired Fund	Acquiring Fund	Balance Sheet & Income Statement Period Ended
Risk Parity Fund	Emerging Markets Fund	September 30, 2017

Basis of Pro Forma. The Reorganization will be accounted for as a tax-free transaction of investment companies; therefore, no gain or loss will be recognized by Emerging Markets Fund or its shareholders as a result of the Reorganization. Risk Parity Fund and Emerging Markets Fund are both separate series of a registered open-end management investment company. The table below shows the class and shares that Risk Parity Fund shareholders would have received if the Reorganization were to have taken place on October 1, 2017 based on the information as of the close of business on September 30, 2017.

	Acquired Fund Share Class (Risk Parity Fund)		Acquiring Fund Share Class (Emerging Markets Fund)
		No. of Shares Exchanged
Ordinary Shares	164,061	72,744	4,846,633
Institutional Shares	6,337,035	2,783,117	3,106,834
Class R6 Shares * -	-	-	-

* Neither Emerging Markets Fund nor Risk Parity Fund currently offers or sells Class R6 Shares although each Fund has registered an unlimited number of Class R6 Shares for sale.

Page | SAI-2	Pear Tree Funds Statement of Additional Information March 16, 2018

Under U.S. generally accepted accounting principles (GAAP), the historical cost of investment securities will be carried forward to the surviving entity, Emerging Markets Fund, and the results of operations of Emerging Markets Fund for pre-Reorganization periods will not be restated. All securities held by Risk Parity Fund comply with the investment objectives, strategies and restrictions of Emerging Markets Fund at period ended September 30, 2017. In anticipation of the Reorganization, the portfolio managers of Risk Parity Fund are expected to dispose of approximately 50 percent of Risk Parity Fund’s portfolio holdings in order to align the number of holdings in the portfolio more closely with Emerging Markets Fund’s strategy. The gains currently expected to be realized by Risk Parity Fund prior to the Reorganization are approximately $3,611,000, or approximately 5.54 percent of Risk Parity Fund, but will result in no taxable income as a result of the capital loss carryforwards of Risk Parity Fund.

Note 2 – Net Assets

The table below shows the net assets of Emerging Markets Fund and Risk Parity Fund and pro forma combined net assets as of September 30, 2017.

Fund	Net Assets	As of Date
Risk Parity Fund (Acquired Fund)	$63,577,470	September 30, 2017
Emerging Markets Fund (Acquiring Fund)	$111,874,256	September 30, 2017
Emerging Markets Fund (Pro Forma Combined)	$175,451,726	September 30, 2017

Note 3 – Pro Forma Adjustments

The table below reflects adjustments to expenses needed to the pro forma surviving fund as if the Reorganization had taken place on October 1, 2017 based on the records of the Funds as of the close of business on September 30, 2017. The pro forma information has been derived from the books and records used in calculating the daily net asset values of the Funds and has been prepared in accordance with U.S. generally accepted accounting principles generally (GAAP), which require management to make estimates and assumptions that affect this information. Actual results could differ from those estimates.

Investors Fund Expense Category	Increase (Decrease) in Expense	Basis Point (bp) Effect
Management Fee	57,849	0.54%
Acquired Fund Fees		(0.57)%

Page | SAI-3	Pear Tree Funds Statement of Additional Information March 16, 2018

Note 4 – Reorganization Costs

The costs associated with the Reorganization include among others legal, accounting, printing, proxy solicitation and approximately $________ of brokerage costs associated with the sale of Risk Parity Fund portfolio holdings in anticipation of the Reorganization. Risk Parity Fund will bear these costs. The pro forma financial information has not been adjusted for any costs related to the Reorganization.

Note 5 - Accounting Survivor

Emerging Markets Fund will be the accounting and performance survivor. The surviving fund will have the portfolio management team, portfolio composition strategies, investment objective, expense structure, and policies/restrictions of Emerging Markets Fund.

Note 6 - Capital Loss Carryforward

Capital loss carryforwards of Emerging Markets Fund will not be affected by the Reorganization. Capital loss carryforwards of Risk Parity Fund, to the extent not absorbed by capital gains prior to the Closing Date will be available to Emerging Markets Fund following the Reorganization.

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Page | SAI-4	Pear Tree Funds Statement of Additional Information March 16, 2018

PART C

OTHER INFORMATION

ITEM 15.	Indemnification

Pear Tree Funds (the “Registrant”) incorporates herein by reference the response to Item 30 of the Registration Statement filed with the Securities and Exchange Commission (the “SEC”) on August 1, 2017 with Post-Effective Amendment No. 63.

ITEM 16.	Exhibits

1.	Second Amended and Restated Declaration of Trust of Registrant dated May 26, 2011 October 15, 2015 – Filed herewith

2.	Amended and Restated By-Laws of the Trust dated October 22, 2008 – Filed herewith

3.	Not applicable

4.	Agreement and Plan of Reorganization – included in Part A as Appendix A

5.	Instruments Defining Rights of Security Holders are incorporated by reference to Exhibits 1 and 2, above.

6.	Copies of Investment Advisory Contracts:

(a)	Amended and Restated Management Contract between Registrant and Pear Tree Advisors, Inc. (the “Manager”) dated May 1, 2008 (incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on April 30, 2008)

(b)	Sub-Advisory Contract (Emerging Markets Fund) between the Manager and PanAgora Asset Management, Inc. dated November 7, 2013 (incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A filed on July 31, 2014)

(c)	Sub-Advisory Contract (Risk Parity Fund) between the Manager and PanAgora Asset Management, Inc. dated November 7, 2013 (incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A filed on July 31, 2014)

7.	Copies of Underwriting and Distribution Agreements, Dealer Agreements:

Page | 1	Pear Tree Funds Other Information March 16, 2018

(a)	Restated Distribution Agreement between Registrant and U.S. Boston Capital Corporation dated May 1, 2008 (incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on April 30, 2008)

(b)	Amendment dated November 30, 2017 to the Restated Distribution Agreement dated May 1, 2008 (incorporated by reference to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A filed on February 6, 2017)

(c)	Form of Selling Group Agreement (incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on July 27, 2007)

(d)	Form of Selling Group Agreement (incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A filed on July 31, 2014)

8.	Not applicable

9.	Custody Contract between Registrant and State Street Bank and Trust Company dated May 1, 2008 (incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A filed on May 30, 2008)

10.	Copies of Rule 12b-1 Plans, Rule 18f-3 Plans, and related agreements:

(a)	Distribution Plan pursuant to Rule 12b-1 (Ordinary Shares) is included as an exhibit to the Restated Distribution Agreement between Registrant and U.S. Boston Capital Corporation dated May 1, 2008 (incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on April 30, 2008)

(b)	Multiple Class Plan Pursuant to Rule 18f-3 (incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A filed on August 1, 2012)

11.	Opinion and Consent of Counsel Regarding Legality of Shares to be Issued – To be filed by amendment

12.	Opinion (and Consent) of Counsel on Tax Matters – To be filed by amendment

13.	Other Material Contracts

(a)	Investment Accounting Agreement between Registrant and State Street Bank and Trust Company dated May 1, 2008 (incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A filed on May 30, 2008)

Page | 2	Pear Tree Funds Other Information March 16, 2018

(b)	Amended and Restated Transfer Agent and Service Agreement between Registrant and Pear Tree Institutional Services, a division of the Manager, dated May 1, 2008 (incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on April 30, 2008)

14.	Consent of Tait, Weller & Baker LLP – To be filed by amendment

15.	Not applicable

16.	Powers of Attorney of the Trustees of the Registrant – Filed herewith

17.	Additional Exhibits

(a)	Prospectus of Pear Tree Funds dated August 1, 2017, as supplemented on August 1, 2017 and February 16, 2018 (Prospectus is incorporated by reference to PEA No. 63 to the Registration Statement on Form N-1A filed on August 1, 2017; supplements are incorporated by reference to the Rule 497 filings made on each date listed)

(b)	Statement of Additional Information of Pear Tree Funds dated August 1, 2017, as supplemented on August 1, 2017 (Prospectus is incorporated by reference to PEA No. 63 to the Registration Statement on Form N-1A filed on August 1, 2017; supplements are incorporated by reference to the Rule 497 filing made on the date listed)

(c)	Annual Report to Shareholders of Pear Tree Funds Trust (for Risk Parity Fund and Emerging Markets Fund) for the fiscal year ended March 31, 2017 (incorporated by reference to the Form N-CSR filed on June 1, 2017)

(d)	Semi-annual Report to Shareholders of Pear Tree Funds Trust (for Risk Parity Fund and Emerging Markets Fund) for the six month period ended September 30, 2017 (incorporated by reference to the Form N-CSRS filed on November 28, 2017)

ITEM 17.	Undertakings

1.	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “Securities Act”), the reoffering prospectus will contain the information called for by the applicable registration form for the re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.	The undersigned Registrant agrees that every prospectus that is filed under paragraph 1 above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the

Page | 3	Pear Tree Funds Other Information March 16, 2018

Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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Page | 4	Pear Tree Funds Other Information March 16, 2018

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registrant Statement on Form N-14 has been duly signed by the Registrant in the Town of Lincoln and the Commonwealth of Massachusetts, on the 16th day of March 2018.

PEAR TREE FUNDS

By: /s/ Willard L. Umphrey_______

Willard L. Umphrey, President

As required by the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Willard L. Umphrey______	President and Trustee	March 16, 2018
Willard L. Umphrey	(Principal Executive Officer)

/s/ Leon Okurowski	Treasurer	March 16, 2018
Leon Okurowski	(Principal Financial Officer)

/s/ Robert M. Armstrong *	Trustee	March 16, 2018
Robert M. Armstrong

/s/ John M. Bulbrook________*	Trustee	March 16, 2018
John M. Bulbrook

/s/ William H. Dunlap *	Trustee	March 16, 2018
William H. Dunlap

/s/ Clinton S. Marshall *	Trustee	March 16, 2018

*By: /s/ Willard L. Umphrey

Willard L. Umphrey

*Pursuant to Power of Attorney (see Part C, Item 16, Exhibit 16 to this Form N-14 Registration Statement)